SCHEDULE TO SUBSCRIPTION AGREEMENT
                               November 12, 1997
                                                                   Exhibit 10.33


In addition to the Subscription Agreement dated November 12, 1997 between the Company and Michael Bousefield and Rosemarie Bousefield of the following address: Rosebank the Street, Ridgehill, Near Winford, Bristol B518 8TB, England, for 93,599 shares (the "Bousefield Agreement") the Company on the same date entered into subscription agreements with substantially the same terms to the Bousefield Agreement with the following individuals in the following amounts:

          Name and Address of Subscriber               Number of Shares
          ------------------------------               ----------------

          Morton Borch                                      83,333
          Advokat
          Nedre Vollgt. 4
          P.B. 597 Sentrum
          101106 Oslo
          Norway

          Cathy Bruce                                       47,492
          c/o Salem Management Company Ltd./
          International Freedom
          Design House, Leeward Highway
          P.O. Box 150
          Providenciales, Turks & Cacos Islands
          British West Indies

          Cardinal Forestry Consulting Company              25,889
          Ltd.
          2485 Orchard Road
          Sidney, B.C.
          V8L 1S1
          Beneficial Owner:  Bernd Struck

          Bernd Struck                                      25,890
          2485 Orchard Road
          Sidney, B.C.
          V8L 1S1

          Ceemac Holdings, Inc.                             14,167
          603 - 2020 Highbury Street
          Vancouver, B.C.
          V6R 4N9
          Beneficial Owner:  Ron Merrit

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          Name and Address of Subscriber               Number of Shares
          ------------------------------               ----------------

          Tomasovich Family Trust                           927,062
          600 Wiltshire Blvd., Suite 1410
          Los Angeles, CA
          U.S.A.  90017

          Hideo Kita                                        545,801
          600 Wiltshire Blvd., Suite 1410
          Los Angeles, CA
          U.S.A.  90017